UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☒	Soliciting Material under §240.14a-12

CHANGE HEALTHCARE INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Information

The following communications relate to the proposed acquisition of Change Healthcare Inc., a Delaware corporation (the “Company”) by UnitedHealth Group Incorporated, a Delaware corporation (“UnitedHealth Group”), pursuant to the Agreement and Plan of Merger, dated as of January 5, 2021, by and among the Company, UnitedHealth Group and Cambridge Merger Sub Inc., a wholly owned subsidiary of UnitedHealth Group.

On January 6, 2021, the Company distributed (i) an email message to all employees of the Company; (ii) an email and video message to all employees of the Company; (iii) an email to certain employees of the Company; (iv) a set of frequently asked questions for employees; (v) an email to employee managers of the Company; (vi) a presentation to certain employees of the Company; and (vii) a joint press release by the Company and UnitedHealth Group regarding the proposed acquisition, copies of which are set forth below and filed herewith pursuant to Rule 14a-12.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Neil de Crescenzo Email to All Employees

FROM: NEIL DE CRESCENZO

DATE: January 6, 2021

SUBJECT: A Message from our CEO: Announcing Agreement to Join Optum

A Message from our CEO: Announcing Agreement to Join Optum To: All Employees

Dear team,

It’s is an exciting day for Change Healthcare!

Today, I am pleased to share that we have signed an agreement with UnitedHealth Group for Change Healthcare to become part of UnitedHealth Group’s Optum – specifically OptumInsight – business. The transaction, in which Change Healthcare stockholders will receive $25.75 in cash per share, is expected to close in the second half of 2021.

By joining Optum, Change Healthcare will play a critical role in building a new and more modern analytics and insight platform to support the U.S. healthcare system. Together, our combined capabilities will be able to deliver even better experiences for all participants in the health system – something that both of our companies care about deeply.

While many of you know Optum, some of you may not. Optum is a proven health services leader with a demonstrated ability to scale, build, and deliver best-in-class solutions. You can learn more about Optum and UnitedHealth Group here. Their mission is to help people live healthier lives and help make the health system work better for everyone – a mission that clearly aligns with our own vision to ‘inspire a better healthcare system.’ More specifically, Optum applies advanced information, data analytics, technology and clinical insights to help improve overall health system performance across three businesses: OptumHealth, OptumRX, and OptumInsight.

As part of this agreement, I have agreed to assume the role of CEO of the combined OptumInsight organization, once the transaction is finalized. The current CEO of OptumInsight, Robert Musslewhite, will continue in his role until that time.

I am truly excited about this news, as it speaks volumes about our company – and our talented people. After all, it is your innovative thinking, relentless customer focus, and passion for making a difference in healthcare that makes our company an attractive partner to an industry leader like Optum. I want to personally share more details about this announcement, and what it means for the healthcare system, for our customers, and for you.

Until we close, we will run ‘business as usual,’ remaining focused on our priorities and customers, as always.

As you can imagine, there is a lot of work ahead of us to make our combined vision a reality when we close this transaction and officially become part of Optum. During this time, team members should not share company information or content publicly, so we ask that you not discuss this news publicly, or post about it on social media. Over the next week or so, our Executive Leaders will be hosting a series of town halls to share more information. For now, nothing will change in terms of objectives, leadership, organizational structure, compensation, benefits, customer engagement, sales and marketing, or anything else based on the transaction.

I want to close by simply saying Thank You. You truly are the heart of Change Healthcare. We have achieved so much over the years, and this is another exciting step in our journey. It continues to be a privilege to work alongside you, as we inspire a better healthcare system – together.

Be safe, be well. More to come!

Neil

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Information in this email is confidential, proprietary, and for internal use only. Please do not distribute.

Neil de Crescenzo Email and Video Transcript to All Employees

FROM: NEIL DE CRESCENZO

DATE: January 6, 2021

SUBJECT: Video Message from our CEO, Neil de Crescenzo, on our Agreement to Join Optum & More Resources

Video Message from our CEO, Neil de Crescenzo, on our Agreement to Join Optum & More Resources
To: All Employees

Dear team,

By now, you’ve seen the news that we have signed an agreement with UnitedHealth Group for Change Healthcare to become part of UnitedHealth Group’s Optum – specifically OptumInsight – business. I want to share a bit more of my thoughts with you and some additional details about this exciting opportunity for our company.

Please take a few minutes to watch this VIDEO from me and learn more!

As I shared with you this morning, nothing is changing with our day-to-day work right now. It’s business as usual, and we will continue to remain focused on our customers and our priorities. There is a lot of work to be done to make our combined vision a reality when we close this transaction and officially become part of Optum.

We will continue to keep you updated along the way, and I encourage you to visit our SharePoint site dedicated to this transaction. It includes some helpful information and resources, and we will continue to add to this page in the coming weeks and months.

I hope you are as excited about this news as I am. I look forward to sharing more details with you as we move ahead. In the meantime, as always, thank you for all that you do to help us inspire a better healthcare system.

Neil

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Information in this email is confidential, proprietary, and for internal use only. Please do not distribute.

Hello Change Healthcare team,

I hope you were able to take a well-deserved break over the holidays and spend some time with your family & friends, if only virtually.

I am doing this video for everyone because today is truly an exciting day for our company!

We are becoming part of Optum, which gives us the ability to make an even bigger impact in the healthcare system than ever before. As part of Optum, our goal will be to build a new and more modern analytics and insight platform to support the U.S. healthcare system.

Let me share a little bit about Optum. Optum is a part of the UnitedHealth Group Corporation. Optum serves: more than 125 million individuals, 9 out of 10 hospitals in the US, approximately 9 out of 10 Fortune 100 organizations, 4 out of 5 health plans, more than 50 life sciences organizations, and 35 state (including DC) governments, through 190,000 employees worldwide. Equally important for all of us, UnitedHealth Group is driven by a mission to help people live healthier lives and to help make the health system work better for everyone.

The role of Optum is to apply advanced information, data analytics, technology and clinical insights to help improve overall health system performance. Optum serves customers through three businesses, which I’ll describe for you now.

First, OptumHealth. OptumHealth provides care directly through local medical groups and ambulatory care systems — including primary, specialty, urgent and surgical care — to 98 million consumers. This business also provides products and services that engage people in their health, and helps people manage chronic, complex and behavioral health needs. Customers include employers, health systems, government and health plans.

Second, OptumRx. OptumRX offers a full spectrum of pharmacy care services, filling roughly 1.3 billion adjusted scripts annually. OptumRx solutions are rooted in evidence-based clinical guidelines, making health care more affordable by helping people find the medications they need at the lowest price, while helping benefit sponsors pay the lowest net cost.

Finally, OptumInsight – which is the organization that we will join. OptumInsight provides data, analytics, research, consulting, technology and managed services solutions to hospitals, physicians, health plans, governments and life sciences companies. OptumInsight helps customers reduce administrative costs, meet compliance mandates, improve clinical performance and transform operations.

We agreed to become part of Optum for several reasons. Not only do our cultural values align, but our vision for what we can achieve together is perfectly matched. As a combined team, we will add even more value to those we serve—let me give you some examples.

For care providers, we will reduce administrative burden and use our complementary data and analytics capabilities to improve care coordination, clinical decisions and outcomes – further supporting the transition to value-based care.

For health care payers, we will enable a more comprehensive view of risk and network management to improve health outcomes and operational processes, while reducing costs.

Keeping patients at the center of everything we do, we will drive better experiences and outcomes before, after and in-between episodes of care. How will we do this? In multiple ways, including:

We will enable their care providers with the most advanced clinical decision and care coordination support. We will enable health care payers to more clearly and effectively convey critical benefit information, including deductible status and payment obligation, at the point of care; and We’ll provide simplified and seamless payments to help the system work better for everyone.

·For us, as Change Healthcare team members, when we join Optum and UnitedHealth Group we will benefit by becoming part of a growing global business that’s committed to innovation, modernization, and improving the health system for everyone.

As part of Optum, we will have even more opportunities to work on important, cutting-edge work; more training and professional development opportunities; and even greater career advancement potential.

For all of us, as part of Optum, we will have the chance to further apply our unique knowledge, talent and passion to improve clinical, financial, administrative, and patient engagement outcomes.

Together, we really will be a winning combination!

Of course, there is a lot of work ahead of us to make this vision real, and I look forward to working with all of you, as we have in building Change Healthcare, to ensure we deliver on the promise of this news. A cross-functional team, including some of our future Optum colleagues, is being created to develop a comprehensive integration plan for when this transaction closes. I will be working closely with this team, as I prepare to take on the role of CEO of the newly combined OptumInsight and Change Healthcare team once the deal closes – and I am excited to get started! While there are many details to be worked out, we commit to sharing updates and details of our progress as we move ahead, as we always have at Change Healthcare.

So, today is truly an exciting day – and the result of a relentless focus by all of you on inspiring a better healthcare system. Today, we get to accelerate that vision even further than we might have even imagined.

None of this would ever have been possible without your tireless efforts over the past several years. Even during a global pandemic, you have risen to every challenge and navigated the unknown with grace, resiliency, and a can-do attitude. You have supported our customers, you’ve helped to make healthcare better for countless people, and you’ve shown care and collaboration as a team. I couldn’t be prouder of you and all that we have achieved together.

Thank you for all you have done to get us to this point, and for all that I know you will do as we move ahead. Stay safe, stay well and stay tuned for more information to come!

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Neil de Crescenzo Email to Employees Involved in the Merger Prior to Signing

FROM: NEIL DE CRESCENZO

DATE: January 5, 2021

SUBJECT: A Message from Neil: Officially Signed Agreement to Join Optum!

A Message from Neil: Officially Signed Agreement to Join Optum!
To: Identified Employees ONLY – DO NOT SHARE OR FORWARD

Dear all,

I am happy to share that we have officially signed an agreement for Change Healthcare to become part of Optum. This transaction will build a foundation for a next-generation health system that enables market-differentiating connectivity, collaboration, and efficiency among care providers, health care payers, and patients. Together, our two companies will advance health care in new and innovative ways.

We will be announcing this news internally and externally on January 6, 2021, starting with a press release. An internal cadence of communication to leaders and all employees will take place immediately thereafter. Please not share this news with anyone inside or outside of our company until it is officially time to do so.

This transaction, in which Change Healthcare stockholders will receive $25.75 in cash per share, is expected to close in the second half of 2021. Until that time, it is business as usual for both Optum and Change Healthcare. We need to remain focused on those we serve, growing our impact in the market, and supporting our team to advance our priorities.

Importantly, I want to thank everyone who worked countless hours to get this deal signed. I know many had to give up time with loved ones, especially during the holidays, and I am truly grateful. Stay tuned for more news and next steps.

Thanks,

Neil

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020. Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Information in this email is confidential, proprietary, and for internal use only. Please do not distribute.

Employee FAQs

Change Healthcare & Optum

Frequently Asked Questions

As of January 6, 2020

The below Frequently Asked Questions (FAQs) are designed to address follow-up questions employees may have regarding the announcement of Change Healthcare joining Optum. These initial FAQs cover the business rationale, expected benefits, as well as anticipated high-level employee transition questions. A comprehensive set of FAQs for the employee integration will be developed and shared once the integration plan and timing has been established.

Overview & Business Rationale

What is happening?

Optum and Change Healthcare are combining to form a new and more modern foundation to support the next generation health system. Once closing occurs during the second half of 2021 (which is subject to regulatory approvals), we will together deliver more insights at the point of care, streamline and simplify administration and payments, and apply data, technology and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience and lower the total cost of health care.

What are the terms of the transaction?

The terms of the transactions were outlined in the Jan. 6 press release from UnitedHealth Group. The release can be found in the newsroom of the Change Healthcare website.

Who is Optum?

Optum is an information and technology-enabled health services business dedicated to helping make the health system work better for everyone. With more than 190,000 people worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve overall population health. Optum is part of UnitedHealth Group (NYSE: UNH). For more information, visit optum.com.

Do you anticipate this transaction will face scrutiny from the Department of Justice?

We believe the agency will view the transaction positively and allow our combined companies to proceed with our joint mission of improving health outcomes, supporting the next generation health system, and better serving consumers of health care.

Why are Optum and Change Healthcare interested in working together?

Optum and Change Healthcare are combining to advance a new and more modern foundation to support the next generation health system. Together, we will deliver more insights at the point of care, streamline and simplify administration and payments, and apply data, technology, and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience, and lower the total cost of health care. We will accomplish this through:

•	Clinical Alignment. Improve the quality of health care delivery by offering critical point of care insights aligned to best evidence-based medical standards within the workflow of physicians.

•	Claims Accuracy. Streamline and simplify administration by fully automating claims transactions, including editing, in the EDI stream.

•	Payment Simplification. Provide patient payment obligations at the point of service and accelerate provider billing and payment, in part enabled by the claims advances described above.

Will Change Healthcare continue to be independently operated?

Once closing occurs (which is subject to customary regulatory approvals), Change Healthcare will become part of Optum but will continue to operate under the Change Healthcare brand and leadership structure for an interim period. Change Healthcare and Optum teams are working closely together to develop a thorough integration plan to ensure a seamless transition for team members and customers.

Will the Change Healthcare leadership team remain in place once the deal is finalized?

For now, we are operating business as usual until the deal closes. We will announce any new organizational and/or leadership changes as we get closer to the deal closing. As part of the deal, Change Healthcare CEO Neil de Crescenzo will agreed to assume the role of CEO of the combined OptumInsight organization, once the transaction is finalized. The current CEO of OptumInsight, Robert Musslewhite, will continue in his role until that time.

How will Change Healthcare’s clients benefit from this new relationship with Optum?

Once closing occurs (which is subject to customary regulatory approvals, the combination of Change Healthcare and Optum creates the opportunity to collaborate with payers and providers to apply innovative data and analytics solutions and services to help improve clinical decision-making; simplify billing, collection, and payment processes; and enable a better patient and provider experience. In fact, we share many customers, and the combination will further streamline our operating model, creating additional value for our customer base.

How will Change Healthcare team members benefit from this combination?

By becoming part of a growing business committed to innovation, modernization, and improving the health system for everyone, Change Healthcare’s team members will have robust opportunities for professional development and career advancement. The combination will create even more career development opportunities as we join more than 325,000 global team members committed to advancing the health system for everyone.

At the same time, Change Healthcare team members will continue to apply their knowledge, talent, and passion to improve clinical, financial, administrative, and patient engagement outcomes.

How will Optum benefit from this new relationship with Change Healthcare?

Once closing occurs (which is subject to customary regulatory approvals), the combined company will drive health and administrative intelligence across all care touchpoints and accelerate health system efficiency. Together, Optum and Change Healthcare will drive increased value for all health care stakeholders by:

•	Improving patient outcomes by bringing critical clinical decision support into the clinical workflow and effectively aligning payers and care providers;

•	Streamlining and simplifying administrative processes between payers and providers; and

•	Simplifying payments to reduce administrative burden on care providers and provide consumers with more convenient, transparent financial experiences.

By bringing Change Healthcare into the Optum suite of businesses and solutions, we will advance our mission to help people live healthier lives and help the health system work better for everyone.

What do both companies intend to achieve through this new relationship?

We believe that our complementary skills, assets, and values will advance a new and more modern foundation to support the next-generation health system. We will deliver more insights at the point of care; streamline and simplify administration and payments; and apply data, technology, and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience, and lower the total cost of health care.

Simply put, we will accomplish this through aligning clinical decision making, improving claims accuracy, and simplifying payment. These three elements will improve the quality of health care delivery, automate claims transactions, and accelerate payment between provider and payer.

Why couldn’t Change Healthcare achieve these objectives on their own?

Optum and UnitedHealthcare bring tremendous scale, additional relationships, and a restless and innovative culture that complements that of Change Healthcare. Optum’s national health care delivery platform, OptumCare, provides a unique opportunity to demonstrate the value of breakthrough approaches to improving care and lowering administrative costs. In addition, we have many directly complementary assets, including a scaled financial network and complementary revenue cycle management, risk and quality and payment integrity businesses. By leveraging our combined assets, we will innovate faster, respond more nimbly to changing market dynamics, and drive even more value for those that rely on us.

Have Change Healthcare and Optum done any previous work together?

Yes, Change Healthcare and Optum have existing successful relationships with one another, such as in the areas of evidence-based clinical decision support, EDI platforms, and Point of Care Assist™.

Why is Change Healthcare working with Optum?

Change Healthcare has a long history of forging new relationships that have contributed to the financial growth and stability of the company. Joining Optum is the next step in that journey, which ensures the legacy of Change Healthcare while looking toward our future growth and impact across the health industry.

How is patient-specific data and information protected by Optum?

Optum will safeguard patient data and information, as it does for 125 million individuals. Optum has strong informational and organizational firewalls that have enabled Optum to earn the trust of and effectively serve their clients across all segments of the health care industry.

How does Optum use data?

Combined with their deep knowledge and expertise in health care, Optum uses data and information to gain better clinical insights that helps the health care system work better for everyone. They also use this knowledge and insight to drive innovation and develop tools that enable payers, providers, and patients to efficiently experience better health outcomes at a lower cost.

How does Optum protect data?

Protecting members’ and customers’ information is a top priority. Optum values the trust placed in them and takes seriously the responsibility of how they use and protect the personal information of those they serve. They maintain strict policies and protections around data and comply with state and federal laws, including HIPAA, governing its use. Optum invests significant resources in their enterprise information security program and cyber defense capabilities. They continuously review and test their systems to address changing threats to security.

Are there plans to rebrand Change Healthcare?

Currently, it is business as usual. More information about any branding or operational changes will be available as plans are defined.

Communication & Transition Process

If I receive questions from media, to whom should I direct them?

Please refer all media or investment community inquiries to Katherine Wojtecki at katherine.wojtecki@changehealthcare.com or 630.624.9142.

How are we communicating this change to Optum and Change Healthcare clients?

We have developed a coordinated communication plan to explain to clients what is changing and what is not. Only authorized leaders will be reaching out to our clients. If you receive a call from a client or customer, please refer them to your leader for assistance.

When will Change Healthcare team members transition to Optum?

We expect the transaction to close later in 2021, subject to certain regulatory approvals and completion of other customary closing conditions. We are developing a thorough integration plan to ensure a seamless transition for team members. More information will be shared as soon as it becomes available. For now, it is business as usual.

What is the transition plan and how will Optum communicate throughout the transition?

Change Healthcare and Optum are working diligently together to ensure the transition is effective and seamless. Until then, it is important that all employees continue to focus on their essential job responsibilities and maintain the same high-level service Change Healthcare provides its customers.

Sales / Customer / Product & Solution Questions

Will our partners or customers see any difference as a result of this announcement?

For now, it is business as usual. Change Healthcare and Optum will continue to operate as competitors in the marketplace, and we will not share any proprietary or competitive information with each other. Change Healthcare customers and partners will continue to experience the same high-level of service from Change Healthcare.

Have any decisions been made about the future of Change Healthcare’s products as part of Optum?

No. Once the deal is finalized, decisions about our go-to-market strategy and product portfolio will be made and communicated in a timely manner.

Optum and Change Healthcare are combining to advance a new and more modern foundation to support the next generation health system. Together – with a combined set of solutions and capabilities – we will deliver more insights at the point of care, streamline and simplify administration and payments, and apply data, technology and intellectual property to enhance claims processing, improve health outcomes, strengthen the patient and physician experience and lower the total cost of health care.

How will Change Healthcare’s technology, products, and solutions be integrated into Optum’s company & portfolio?

For now, we are operating business as usual. Once the deal is finalized, decisions about our go-to-market strategy, product portfolio, and technology solutions will be made and communicated in a timely manner.

Additional Questions

What is the Optum culture like?

The Optum culture is built on the foundation of five core values:

1.	Integrity

2.	Compassion

3.	Relationships

4.	Innovation

5.	Performance.

Optum’s values guide employee behavior and are a key part of the organization’s success. Optum employees are passionate about making positive, fundamental change in health care for the people and society they serve. As Change Healthcare and Optum went through this process, we discovered that our values are very similar.

Additionally, at Optum, they are focused on building a more inclusion and diverse environment in which everyone’s inherent worth is recognized. An environment in which everyone feels safe to express their authentic selves and where a rich mix of differences and perspectives are celebrated. We will continue to work together to reject bias and discrimination so we can better serve the millions of people who have placed their trust in us.

What types of career development opportunities are offered at Optum?

Optum provides a wide range of opportunities for continued personal growth and career development.

•	Thousands of free courses

•	Tuition reimbursement for college courses

•	Leadership development programs

•	Opportunities to work across business functions and take on new challenges/projects.

How will this impact Change Healthcare being a publicly traded company?

Until the deal closes, which we expect will be in mid-2021, subject to satisfaction of closing conditions, it is business as usual. Once the deal closes, Change Healthcare will become a part of Optum. Optum is a subsidiary of UnitedHealth Group which trades under the stock symbol UNH on the New York Stock Exchange.

Are Change Healthcare’s strategy or goals changing as a result of this news?

Until the deal closes, it is business as usual. If you have questions about specific business plans or priorities, please discuss them with your People Leader, Senior Leader, or Executive Leader.

Will there be job eliminations due to this combination?

Until the deal closes, it is business as usual. If staffing needs change through the transition, we will communicate to impacted employees, and provide support, as they work to find other internal job opportunities that closely align to their skills, expertise, and career aspirations.

Will my compensation, benefits, or 401k change?

No. Until the transaction closes, it is business as usual. When formal integration begins, Change Healthcare benefits will transition to the UnitedHealth suite of benefits. More information will be provided when integration planning begins.

As we continue to work with our partners at Optum to develop the transition plans, we will update these FAQs with additional details.

###

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Neil de Crescenzo Email to Employees Designated as “People Leaders”

FROM: Change Healthcare Communications

DATE: January 6, 2021

SUBJECT: Our Agreement to Join Optum: Next Steps for People Leaders

`	Our Agreement to Join Optum: Next Steps for People Leaders
To: Change Healthcare People Leaders

This message is intended for People Leaders only. Please do not forward.

Leaders,

As you have seen in communications this morning, Change Healthcare has entered an agreement to become part of Optum – which is part of UnitedHealth Group. This transaction will build a foundation for a next-generation health system that will enable market-differentiating connectivity, collaboration, and efficiency among care providers, health care payers, and patients. Together, our two companies will advance health care in new and innovative ways.

This transaction is expected to close in the second half of 2021. Until that time, it is business as usual for both Optum and Change Healthcare. Our team members need to remain focused on those we serve, growing our impact in the market, and advancing our priorities.

Later this week, Change Healthcare CEO Neil de Crescenzo and UnitedHealth Group and Optum leaders will be hosting a town hall for specially for People Leaders for you to learn more about this topic so you can support your teams as we prepare for this transition. Please be on the lookout for an invite soon. In the meantime, if you have any questions, please direct them to your Senior Leader.

Thank you for all you do to support our team members and lead them as we work to inspire a better healthcare system.

Your Internal Communications Team

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.”

Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020.

Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Additional Information and Where to Find It

This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger.

Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.

The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020.

Information in this email is confidential, proprietary, and for internal use only. Please do not distribute.

SENIOR LEADERSHIP TEAM CALL Special Announcement 01.05.2020 © 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Change Healthcare is joining OptumInsight $25.75 in cash per share Coming together to build a new, more modern information and technology-enabled health care platform – delivering better experiences for all! © 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL Now speaking: 2 Neil de Crescenzo

About Optum Optum’s Mission: To help people live healthier lives and help make the health system work better for everyone Optum Serves: 3 Business Units • 125 million individuals • OptumHealth • 9 out of 10 hospitals • OptumRx • 9 out of 10 Fortune 100 organizations • OptumInsight • 4 out of 5 health plans • 50+ life sciences organizations • 35 state (including DC) governments © 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL Now speaking: 3 Neil de Crescenzo

How this Integration Furthers our Mission •Better supporting providers and payers Improving health outcomes and operations – while reducing costs Continuing to keep the patient at the center of everything we do Becoming part of a growing business committed to innovation, modernization, and improving healthcare for all Driving health and administrative intelligence across the healthcare journey © 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL Now speaking: 4 Neil de Crescenzo

What Happens Next? • Business as usual for the time being • Current objectives, leadership, structures, compensation, benefits, customer engagement, sales and marketing, etc. will continue for now • Thoughtful, planned integration over time • Cross-functional integration team to determine next steps and timeline • Communicate more details after deal closes © 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL Now speaking: 5 Neil de Crescenzo

© 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations and businesses of Change Healthcare. Some of these statements can be identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “could,” “should,” “may,” “plan,” “project,” “predict” and similar expressions. Change Healthcare cautions readers of this communication that such “forward looking statements,” including without limitation, those relating to the timing of the proposed merger and Change Healthcare’s future business prospects, revenue, working capital, liquidity, capital needs, interest costs and income, wherever they occur in this communication or in other statements attributable to Change Healthcare, are necessarily estimates reflecting the judgment of Change Healthcare’s senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the “forward looking statements.” Factors that could cause Change Healthcare’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks related to disruption of management’s attention from Change Healthcare’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Change Healthcare’s relationships with its customers, operating results and business generally; the risk that the proposed merger will not be consummated in a timely manner; exceeding the expected costs of the merger; Change Healthcare’s ability to retain or renew existing customers and attract new customers; macroeconomic and industry trends and adverse developments in the debt, consumer credit and financial services markets; uncertainty and risks related to the impact of the COVID-19 pandemic on the national and global economy, Change Healthcare’s business, suppliers, customers, and employees; Change Healthcare’s ability to connect a large number of payers and providers; Change Healthcare’s ability to provide competitive services and prices while maintaining its margins; further consolidation in end-customer markets; Change Healthcare’s ability to effectively manage costs; Change Healthcare’s ability to effectively develop and maintain relationships with channel partners; a decline in transaction volume in the U.S. healthcare industry; Change Healthcare’s ability to timely develop new services and the market’s willingness to adopt new services; Change Healthcare’s ability to maintain access to its data sources; Change Healthcare’s ability to maintain the security and integrity of its data; Change Healthcare’s ability to deliver services timely without interruption; Change Healthcare’s ability to make acquisitions and integrate the operations of acquired businesses; government regulation and changes in the regulatory environment; economic and political instability in the U.S. and international markets where Change Healthcare operates; risks related to international operations; the ability of outside service providers and key vendors to fulfill their obligations to Change Healthcare; litigation or regulatory proceedings; Change Healthcare’s ability to protect and enforce its intellectual property, trade secrets and other forms of unpatented intellectual property; Change Healthcare’s ability to defend its intellectual property from infringement claims by third parties; changes in local, state, federal and international laws and regulations, including related to taxation; Change Healthcare’s reliance on key management personnel; Change Healthcare’s ability to manage and expand its operations and keep up with rapidly changing technologies; our adoption of new, or amendments to existing, accounting standards; losses against which Change Healthcare does not insure; Change Healthcare’s ability to make timely payments of principal and interest on its indebtedness; Change Healthcare’s ability to satisfy covenants in the agreements governing its indebtedness; Change Healthcare’s ability to maintain liquidity, and other risks. For a more detailed discussion of these factors, see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Change Healthcare’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on June 4, 2020, and in Change Healthcare’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 5, 2020. Change Healthcare’s forward-looking statements speak only as of the date of this communication or as of the date they are made. Change Healthcare disclaims any intent or obligation to update any “forward looking statement” made in this communication to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Additional Information and Where to Find It This communication may be deemed solicitation material in respect of the proposed acquisition of Change Healthcare by UnitedHealth Group. In connection with the proposed merger transaction, Change Healthcare will file with the SEC and furnish to Change Healthcare’s stockholders a proxy statement and other relevant documents. This filing does not constitute a solicitation of any vote or approval. Stockholders are urged to read the proxy statement when it becomes available and any other documents to be filed with the SEC in connection with the proposed merger or incorporated by reference in the proxy statement because they will contain important information about the proposed merger. Investors will be able to obtain free of charge the proxy statement and other documents filed with the SEC at the SEC’s website at https://www.sec.gov. In addition, the proxy statement and Change Healthcare’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to section 13(a) or 15(d) of the Securities Exchange Act of 1934 are available free of charge through Change Healthcare’s website at https://ir.changehealthcare.com. as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC. The directors, executive officers and certain other members of management and employees of Change Healthcare may be deemed “participants” in the solicitation of proxies from stockholders of Change Healthcare in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of Change Healthcare in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended March 31, 2020 and in its definitive proxy statement filed with the SEC on Schedule 14A on July 16, 2020. © 2020 Change Healthcare LLC and/or one of its subsidiaries. All Rights Reserved. PROPRIETARY & CONFIDENTIAL Now speaking: 7 Neil de Crescenzo

OptumInsight and Change Healthcare Combine to Advance a More Modern,

Information and Technology-Enabled Health Care Platform

Accelerates work to improve outcomes and experiences and lower the cost of health care

EDEN PRAIRIE, Minn. and NASHVILLE, Tenn. (January 6, 2021) – Optum, a diversified health services company and part of UnitedHealth Group (NYSE: UNH), and Change Healthcare (NASDAQ: CHNG), a health care technology leader, have agreed to combine. Change Healthcare will join with OptumInsight to provide software and data analytics, technology-enabled services and research, advisory and revenue cycle management offerings to help make health care work better for everyone.

This combination unites two technology and service companies focused on serving health care. Their combined capabilities will more effectively connect and simplify core clinical, administrative and payment processes—resulting in better health outcomes and experiences for everyone, at lower cost. Change Healthcare brings key technologies, connections and advanced clinical decision, administrative and financial support capabilities, enabling better workflow and transactional connectivity across the health care system. Optum brings modern analytics, comprehensive clinical expertise, innovative technologies and extensive experience in improving operational and clinical performance.

“Together we will help streamline and inform the vital clinical, administrative and payment processes on which health care providers and payers depend to serve patients,” said Andrew Witty, President of UnitedHealth Group and CEO of Optum. “We’re thrilled to welcome Change Healthcare’s highly skilled team to create a better future for health care.”

“This opportunity is about advancing connectivity and accelerating innovations and efficiencies essential to a simpler, more intelligent and adaptive health system. We share with Optum a common mission and values and importantly, a sense of urgency to provide our customers and those they serve with the more robust capacities this union makes possible,” said Neil de Crescenzo, President and CEO of Change Healthcare. Upon closing, Mr. de Crescenzo will serve as OptumInsight’s chief executive officer, leading the combined organization.

Some of the key opportunities to enhance the health care system include:

•

The combined company will help clinicians make the most informed and clinically advanced patient care decisions, more quickly and easily. Change Healthcare brings widely adopted technology for integrating evidence-based clinical criteria directly into the clinician’s workflow, while Optum’s clinical analytics expertise and Individual Health Record can strengthen the evidence base needed to deliver effective clinical decision support at the point of care. This can ensure appropriate sites of care and consistently achieve the best possible health, quality and cost outcomes.

•

Complexities across the health system result in significant levels of administrative waste. The combined company will be well positioned to make health care simpler, more efficient and more effective. A key opportunity is to enhance with insights drawn from billions of claims transactions using Change Healthcare’s intelligent health care network, combined with Optum’s advanced data analytics. This will support significantly faster, more informed and accurate services and processing.

•

Change Healthcare’s payment capacities combined with Optum’s highly automated payment network will simplify financial interactions among care providers, payers and consumers and accelerate the movement to a more modern, real-time and transparent payment system. This will ensure physicians get paid more quickly, accurately and reliably, and provide consumers the same simplicity and convenience managing their health care finances they experience with other transactions. Change Healthcare brings deep patient communication capabilities, engaging more than 200 million unique individuals each year. Integrating these engagements with people’s health financial benefits will make it simpler for consumers and enhance alignment with incentive programs which reward healthy behaviors.

“Change Healthcare has made significant progress executing its strategic objectives, including advancing innovation, accelerating growth and improving the effectiveness of the U.S. health system,” said Howard Lance, Chairman of the Board of Directors of Change Healthcare. “We are delighted to have in Optum a partner that shares a common vision of creating a better future for health care for the people and communities we serve and see this combination as in the best interests of all of our stakeholders.”

The agreement calls for the acquisition of Change Healthcare’s common stock for $25.75 per share in cash and is expected to close in the second half of 2021, subject to Change Healthcare shareholders’ approval, regulatory approvals and other customary closing conditions. Private equity funds affiliated with The Blackstone Group, which own approximately 20% of the common stock of Change Healthcare, have agreed to vote the shares they control in favor of the combination.

The acquisition is expected to be accretive to UnitedHealth Group’s net and adjusted earnings per share by approximately $0.20 and $0.50 respectively in 2022, advancing strongly in subsequent years, inclusive of investments to accelerate technology, system and product integration and development activities to more quickly deliver the value of this combination to all health care system stakeholders. Adjusted earnings exclude from net earnings only the after-tax non-cash amortization expense pertaining to acquisition-related intangible assets.

About Optum

Optum is a leading information and technology-enabled health services business dedicated to helping make the health system work better for everyone. With more than 190,000 people worldwide, Optum delivers intelligent, integrated solutions that help to modernize the health system and improve overall population health. Optum is part of UnitedHealth Group (NYSE: UNH). For more information, visit www.Optum.com.

About Change Healthcare

Change Healthcare (NASDAQ: CHNG) is a leading independent healthcare technology company, focused on accelerating the transformation of the healthcare system through the power of the Change Healthcare Platform. We provide data and analytics-driven solutions to improve clinical, financial, administrative, and patient engagement outcomes in the U.S. healthcare system. Learn more at www.changehealthcare.com.

Contacts:

Media:	Media:
Gwen Holliday	Katherine Wojtecki
202-549-3429	630-624-9142
gwen.m.holliday@Optum.com	Katherine.Wojtecki@changehealthcare.com

Investors:	Investors:
Brett Manderfeld	Evan Smith, CFA
952-936-7216	404-338-2225
brett_manderfeld@uhg.com	Evan.Smith@changehealthcare.com

Additional Information and Where to Find It

The proposed transaction will be submitted to the stockholders of CHNG for their consideration. This communication may be deemed to be solicitation material in connection with the proposed transaction. UNH and CHNG intend to file materials relevant to the proposed transaction with the SEC, including CHNG’s proxy statement on Schedule 14A. This communication is not a substitute for the proxy statement or any other documents that CHNG may send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISIONS, CHNG’s STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE PROXY STATEMENT FOR THE PROPOSED TRANSACTION, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Copies of the proxy statement and other relevant materials, when filed, will be available free of charge on the SEC’s web site at http://www.sec.gov or on CHNG’s website at ir.changehealthcare.com.

Non-GAAP Financial Information

This press release presents non-GAAP financial information provided as a complement to the results provided in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of the non-GAAP financial information to the most directly comparable GAAP financial measure is included with the above earnings per share disclosure.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain statements, estimates, projections or guidance that constitute “forward-looking statements” as defined under U.S. federal securities laws about the proposed transaction. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “project,” “should,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. These statements are based on current plans, estimates and expectations that are subject to risks and uncertainties. We caution that actual results could differ materially from expected results, depending on the outcome of certain factors, including (i) the failure to satisfy the conditions to the completion of the proposed transaction, including approval of the proposed transaction by CHNG’s stockholders and the receipt of regulatory approvals on the terms expected or on the anticipated schedules; (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (iii) there may be a material adverse change regarding CHNG or its business; (iv) the failure to complete or receive the anticipated benefits from the proposed transaction, including due to the failure to successfully integrate the businesses and technologies; (v) revenues following the proposed transaction may be lower than expected; (vi) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vii) the retention of certain key employees at CHNG; (viii) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; (ix) risks related to diverting management attention from ongoing business operations; (x) the risk that any regulatory approval, consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; (xi) the outcome of any legal proceedings that may be instituted against UNH or CHNG related to the proposed transaction; (xii) there may be changes in economic conditions, financial markets, interest rates, political conditions or changes in federal or state laws or regulations; (xiii) there may be changes in the market price of CHNG’s common stock; (xiv) risks associated with public health crises, large-scale medical emergencies and pandemics, such as the COVID-19 pandemic; and (xv) the other factors relating to UNH and CHNG discussed in “Risk Factors” in their respective Annual Reports on Form 10-K for the most recently ended fiscal year and in their other filings with the Securities Exchange Commission (SEC), which are available at http://www.sec.gov. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors. Neither UNH nor CHNG assumes any obligation to update or revise this communication as a result of new information, future events or otherwise, except as otherwise required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Participants in Solicitation

Change Healthcare and its directors and executive officers, and UnitedHealth Group and its directors and executive officers, are deemed to be participants in the solicitation of proxies from stockholders of Change Healthcare in connection with the proposed merger. Information about Change Healthcare’s directors and executive officers and their ownership of Change Healthcare’s common stock can be found in its Annual Report on Form 10-K for the year ended March 31, 2020 filed with the SEC on June 4, 2020, in its Definitive Proxy Statement for its 2020 Annual Meeting of Stockholders filed with the SEC on July 16, 2020 and on Change Healthcare’s website at www.changehealthcare.com. Information about UnitedHealth Group’s directors and executive officers can be found in its Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC on February 14, 2020, in its Definitive Proxy Statement for its 2020 Annual Meeting of Stockholders filed with the SEC on April 17, 2020 and on UnitedHealth Group’s website at http://www.unitedhealthgroup.com. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement and other materials to be filed with the SEC in connection with proposed merger when they become available.